Exhibit 99.1
Company Overview February 2008

Safe Harbor The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. All statements made in this presentation that are not statements of historical fact constitute forward-looking statements. The matters referred to in forward-looking statements could be affected by the risks and uncertainties of the Company's business. Such risks inherent to the Company's business will be described in the Company's filings, when they occur, with the Securities and Exchange Commission, as well as in its press releases. The Company's actual results may differ materially from those expressed in or indicated by such forward-looking statements.

HALO Investment Highlights Highly efficient and innovative company that develops and commercializes biotechnology products based on the extracellular matrix ("Matrix") (e.g., rHuPH20 hyaluronidase) Well capitalized to fund future growth opportunities Balanced growth strategy helps drive success and mitigate risk with key partnerships and a robust pipeline of proprietary products Unique platform for drug and fluid delivery, with best-in-class partners (e.g., Enhanze Technology with Roche, HYLENEX with Baxter) Scaleable platform to expand pipeline with proprietary co- formulations of rHuPH20 with small molecule oncology drugs Development and commercialization of novel therapeutics (new molecular entities, or NME's) based on a deep understanding of the biology of the Matrix

2008 Milestones Publication of INFUSE-LR data, 1Q08 Presentation of GammaGard Phase I/IIa data, 1Q08 Presentation of Bisphosphonates pre-clinical data, 2Q08 Presentation of PEG PH20 pre-clinical data, 2Q08 Presentation of Cellulite pre-clinical data, 2Q08 Presentation of Chemophase Phase I/IIa data, 2Q08 File IND for first proprietary program, 2Q08 Initiate clinical trial for first proprietary program, 3Q08 File IND for second proprietary program, 4Q08

Halozyme Therapeutics Today San Diego-based biopharmaceutical company, incorporated in 1998 Listed on Nasdaq (ticker: HALO) Cash position at end of Q3 2007 - $105 million Market capitalization - $425 million as of 2/7/08, based on 77.7 million shares outstanding

Halozyme Therapeutics Tomorrow We aspire to be the best "Matrix Company" in the world by growing our expertise in the science of the extracellular matrix (the "matrix") in order to develop and commercialize meaningful new biotechnology products for the benefit of patients worldwide within the core therapeutic areas of oncology and dermatology.

Why Oncology and Dermatology? Matrix is key component of skin Targeted skin matrix therapeutics ? potential breakthroughs in dermatology and aesthetic medicine Matrix is key component of extracellular environment around tumors, regulating metastatic spread and delivery of therapeutics Targeted tumor matrix therapeutics ? potential breakthroughs in oncology Epidermis Dermis Hypodermis Muscle

Short-term Optimize drug delivery of injectable therapeutic products and fluids Mid-term Develop and commercialize proprietary co- formulations of rHuPH20 with small molecule oncology drugs Long-term Develop and commercialize novel therapeutics (NME's) based on HALO's expertise in the extracellular matrix Key Programs HYLENEX Enhanze Technology Bisphosphonates Chemophase Cytostatics Cytotoxics Matrix oncology Matrix dermatology Halozyme's Balanced Growth Strategy Helps Drive Success and Mitigate Risk Value 0 3 6 10+ Potential Time to Market (years)

Product Target/ indication(s) HYLENEX* Small molecule & fluid delivery Chemophase(r) Bladder cancer Proprietary PH20 Programs Oncology, metabolism Proprietary Non-PH20 Programs Oncology, dermatology Cumulase(r) In vitro fertilization Research Pre- clinical Phase 1 & 2 Phase 3 In registr- ation Marketed product Development status NDA approved Device product launched in US, EU, Japan * HYLENEX is a registered trademark of Baxter International, Inc. Product Pipeline Enhanze(tm) Technology Large molecule delivery (e.g., mAb's)

Different formulations of recombinant human hyaluronidase (rHuPH20) for drug and fluid delivery applications Enhanze Technology: High dose rHuPH20 focused on delivery of large molecules (e.g., monoclonal antibodies) HYLENEX: Low dose FDA- approved rHuPH20 drug product focused on delivery of fluids and generic small molecules 3-D model of recombinant human PH20 hyaluronidase, a 61 kD naturally occurring human enzyme What Are Enhanze(tm) Technology and HYLENEX?

Enhanze Technology and HYLENEX: Mechanism of Action

Decrease pain and tissue distortion upon injection Reduce adverse injection site reactions Change route of administration (e.g., IV to SC) Potentially increase dosing interval Convenience and compliance Extend product lifecycle of drugs coming off patent Provide differentiation for multi-sourced drugs Enable inpatient drugs to be injected at home Economic benefits Value proposition Deliver more drug to intended targets Allow drug to work faster Increase volume of drug at each injection Efficacy Enhanze(tm) Technology: For Partners with Injectable Biologics and Drugs

IgG 10mg/kg local Bioavailability = 59 +/- 7% Enhanzed(tm) Commercial Anti-Rheumatic Monoclonal Antibody 0.0E+00 2.0E+05 4.0E+05 6.0E+05 8.0E+05 1.0E+06 1.2E+06 1.4E+06 1.6E+06 1.8E+06 2.0E+06 0 10 20 30 40 50 60 70 80 90 100 110 120 130 Time (Hours) Serum Antibody Levels (I-125Counts/ml) in rats IgG 10mg/kg IV Bioavailability = 100% Bioavailability = 94 +/- 7%

Time (day) 0 28 56 84 112 140 168 196 224 252 280 308 Plasma Concentration (mcg/mL) 0 2 4 6 8 10 12 14 16 18 Model fit Data LPMT Q2W LPMT + 12800U PH20 Q2W Reference absolute SC bioavailability of Humira(r) alone (64%) estimated to increase by 59% to ~100% (complete absorption) for SC Humira with high dose rHuPH20 Enhanze(tm) Clinical Data Mirror Animal Findings: PK Modeling of rHuPH20 Effects on Steady State Levels of Humira(r)

Pre-clinical at Roche's request API manufacturing Regulatory support for rHuPH20 part of filing(s) HALO receives royalties on net sales Responsible for all co- formulations, clinical development, regulatory, and commercialization Enhanze Technology Deal with Roche Worth up to $612M Biologics collaboration for 13 targets (12/5/06) $20M up-front and up to $111M in milestones for first 3 targets $11M equity purchase (25% premium) Up to $47M per target in up-front and milestones for 10 additional targets ($470M total) Roche covers all costs

Development help at Baxter's request API manufacturing HALO owns all regulatory files HALO receives royalties on net sales Responsible for all co- formulations, development, manufacturing, clinical, regulatory, and sales and marketing Enhanze Technology Deal with Baxter Worth up to $47M GAMMAGARD global collaboration (9/10/07) $10M up-front and up to $37M in milestones for one target Baxter covers all costs Baxter covers all costs Baxter covers all costs Baxter covers all costs

Deals validate Enhanze Technology Roche and Baxter are the global leaders in their fields and each has strong clinician relationships and channel strength Provides an enhancement over currently available Intravenous options and differentiates from current SubQ therapies, potentially requiring less infusion time and more flexibility in infusion frequency Potentially expands the accessibility of therapies beyond the current markets Baxter is currently conducting a Phase I/II clinical trial with GAMMAGARD and Enhanze Technology - results expected Q1 Key Takeaways from Roche and Baxter Enhanze Technology Deals

HYLENEX: A Breakthrough for Small Molecule Drug and Fluid Delivery

HYLENEX: For Drug and Fluid Delivery Labeled indications "For use as an adjuvant to increase the absorption and dispersion of other injected drugs; for hypodermoclysis; as an adjunct in subcutaneous urography for improving the resorption of radiopaque agents."

Starting a subcutaneous infusion site is easy for the caregiver . . . .. . . and convenient for the patient, even at home Can use butterfly needle Can insert SC anywhere in the body (no misses) Especially useful for: Patient with poor venous access Agitated patients who repeatedly remove their IV lines Facilities without continuous availability of skilled providers to insert IVs, including home HYLENEX for EASi: Enzymatically Augmented SC Infusion

Baseline Baseline Mid-Infusion (200 cc) Mid-Infusion (200 cc) End-Infusion (400 mL) End-Infusion (400 mL) Side-by-Side Simultaneous Sub-Q Infusions Randomized double blind placebo-controlled Phase IIIB study of subcutaneous hydration of lactated Ringer's (LR) +/- HYLENEX in 54 volunteer subjects HYLENEX Placebo INFUSE-LR Study

Severity of End-Infusion Edema (Mean ? SD) 3.1 ? 0.6 None 0 Minimal 1 Mild 2 Moderate 3 Severe 4 1.5 ? 0.7 (N = 47 subjects) HYLENEX Placebo p < 0.0001 HYLENEX (N = 47 subjects) Placebo Rate of Infusion (mL/hr) Mean ? SD 0 100 200 300 400 500 600 464 ? 42 118 ? 15 INFUSE-LR Study: Key Results Four times the Flow Rate Half the Edema p < 0.0001

Development help at Baxter's request API manufacturing HALO owns all regulatory files HALO receives royalties on net sales Responsible for all co- formulations, development, manufacturing, clinical, regulatory, and sales and marketing HYLENEX Deal with Baxter Worth up to $65M HYLENEX global collaboration (2/13/07) $10M up-front and up to $25M in milestones $10M in prepaid royalties through 2009 $20M equity purchase (25% premium) Baxter covers all development, clinical, regulatory, and sales & marketing costs regulatory, and sales & marketing costs regulatory, and sales & marketing costs regulatory, and sales & marketing costs regulatory, and sales & marketing costs regulatory, and sales & marketing costs regulatory, and sales & marketing costs

Baxter deal validates HYLENEX and product potential Baxter is one of the global leaders in IV fluids and medication delivery and has strong clinician relationships and channel strength Expanded rights now include global rights, as well as kits and co- formulations with generics and Baxter proprietary drugs Significant opportunities for developing proprietary products or working with partners Carves out generic bisphosphonates, cytostatics, and cytotoxics HALO continues to own rights to proprietary NDA's and BLA's to license out to prospective partners Key Takeaways from Baxter Deal

Technical Rationale for Bisphosphonates Program Bisphosphonates (BP's) bind to bone extracellular matrix, blocking bone remodeling from osteoporosis and cancer skeletal metastases Concentration dependent injection site reactions preclude subcutaneous administration of BP's today Injection of BP's with rHuPH20 may facilitate IV to SC conversion for osteoporosis and certain oncology indications Reduction of elevated tumor interstitial bone pressure from high dose rHuPH20 may facilitate penetration of BP's into skeletal metastases

SC rHuPH20 + Bisphosphonates For Osteoporosis Facilitate use by PCP's and others lacking infusion capabilities Annual/semi annual dosing ensures compliance Elimination of GI toxicity and dosing convenience may improve compliance SC rHuPH20 + Bisphosphonates For Oncology Facilitate use in urology setting where infusion capabilities are limited SC more attractive to patients than invasive IV procedures Value Proposition HALO's Multi-Pronged Approach Targets Key Unmet Needs in Both Oncology and Osteoporosis

Why Not Inject Bisphosphonates Sub Q Today? Subcutaneous Bisphosphonates Cause Severe Injection Site Reactions BIS Concentration 1.0 1.5 2.0 2.5 3.0 3.5 4.0 0 10 20 30 40 50 60 70 Days Post Injection Reaction Area mm 2 But Reactions Are Concentration Dependent... 20 ug/mL 50 ug/mL 200 ug/mL 400 ug/mL Model: Rat Intradermal ISR Model Source: Halozyme Internal Data

By Rapidly Dispersing the BIS, rHuPH20 Suppresses The Injection Site Reaction 1.0 1.5 2.0 2.5 3.0 3.5 4.0 0 10 20 30 40 50 60 Reaction Area mm 2 rHuPH20 Days Post Injection rHuPH20 Enzyme Suppresses BIS Injection Site Reactions Injection Volume Flexibility with rHuPH20 Allows Full Dose to Be Given Without ISR SC Delivered BIS with rHuPH20 is fully bioavailable rodent model Source: Halozyme Internal Data

May 2004 - Apr 2005 May 2005 - Apr 2006 May 2006 - Apr 2007 'Oct 06 'April 07 Osteoporosis 2994.49 3356.69 3655.63 31.6 Oncology 768.49 800.88 746.78 2173 2229 Moving Annual Total ($M) Total Market >$4B Sales Of Bisphosphonate Class Osteoporosis Market (Fosamax, Actonel, etc.) >$3.5B Oncology Market (Zometa, pamidronate) ~$750M Source: IMS NSP and NPA Data For USC 59210 Bisphosphonate Market Represents Highly Attractive Commercial Target

Technical Rationale for PEG-rHuPH20 Program

Halozyme THERAPEUTICS

Many Cancer Cells Produce A Sugar Coated 'Halo'of Extracellular Matrix



HALO
+ Enzyme=Halo degraded
TUMOR CELL
rHuPH20
HA
TUMOR CELL

- HA-rich Halos Found On Many Types of Aggressive Tumors (Breast, Prostate Pancreatic)

- rHuPH20 Collapses HA Dependent Pericellular Halos On Tumor Cells By Degrading Pericellular Hyaluronan

30

A Systemically Bioavailable rHuPH20 Enzyme Achieved Through PEGylation Conjugation of rHuPH20 Enzyme with NHS-PEG Chemistry Retains Enzyme Activity Pharmacokinetic Analysis of PEG-rHuPH20 Enzyme Demonstrates Dramatically Prolonged Half-Life In Blood (2000 fold) Enzyme Well Tolerated By IV Dosing in Pilot Primate Models 6mg/kg 2mg/kg 1mg/kg PEG rHuPH20

HA H&E Pre-Dose 2 hours 48 hours 72 hours IV PEG-rHuPH20 Removes Tumor HA Halos In Prostate Cancer Models Peritumoral HA (Green) Is Eliminated With IV PEG rHuPH20 Collapse of Tumor Matrix with PEG-rHuPH20 (HA/Nuclei) H&E

Many Solid Tumors Produce Elevated Interstitial Fluid Pressure Elevated Interstitial Fluid Pressure (IFP) May Limit The Access of Other Drugs to Solid Tumors IFP from prostate tumors grown around bone measured with pressure sensor (placed by ultrasound guidance) Collapse of HA Rich Matrix May Reduce Tumor IFP PC3 Prostate Tumor

By Degrading Tumor HA, Intravenous PEG-rHuPH20 Produces A Rapid Reduction in Tumor Interstitial Fluid Pressure IM PC-3 tumor pressure measured 20 minutes prior and for 2 hours following IV injection of 10,000 units of PEG^rHuPH20 (n=3), or Carrier Buffer (n=3) (standard deviation indicated) >80% reduction in tumor IFP With PEG rHuPH20 within 60 minutes

PEG-rHuPH20 Next Steps Complete Evaluation of PEG-rHuPH20 in Tumor Models with Taxane Based Regimens Test Biopsy Correlates Between HA Expression and Biological Response (IFP, Tumor Response) Complete IND Enabling Toxicology and PEG Manufacturing for Clinical Program Potential Candidate for Q42008 IND

2008 Milestones Publication of INFUSE-LR data, 1Q08 Presentation of GammaGard Phase I/IIa data, 1Q08 Presentation of Bisphosphonates pre-clinical data, 2Q08 Presentation of PEG PH20 pre-clinical data, 2Q08 Presentation of Cellulite pre-clinical data, 2Q08 Presentation of Chemophase Phase I/IIa data, 2Q08 File IND for first proprietary program, 2Q08 Initiate clinical trial for first proprietary program, 3Q08 File IND for second proprietary program, 4Q08

HALO's Unique Investment Thesis Compelling Matrix technology (rHuPH20) with widespread potential across variety of drug delivery and therapeutic areas Revenue generating assets from current and future drug delivery partnerships and FDA approved drug product that can help fund growth opportunities Scaleable platform for developing proprietary products with potentially faster time to market and lower development risk New molecular entity generation targeting major indications in oncology and dermatology, based on deep expertise in the Matrix